[$557,094,000]

(APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)

LXS 2005-6

SENIOR TERM SHEET

SENIOR / SUBORDINATE REMIC CERTIFICATES

AURORA LOAN SERVICES LLC, MASTER SERVICER

[TBD], TRUSTEE

Class	Approximate Size ($)	Initial Coupon (1)	Approx. Initial C/E (2)	Approx. Targeted C/E (3)	Legal Final Maturity	Expected Ratings S&P/Moody’s
1-A1 (5)	[$100,000,000]	1mL + [TBD]%	[18.84%]	[19.19%]	[11/2035]	[AAA/Aaa]
1-A2	[$100,190,000]	1mL + [TBD]%	[18.84%]	[19.19%]	[11/2035]	[AAA/Aaa]
1-A3 (5)	[$67,046,000]	1mL + [TBD]%	[18.84%]	[19.19%]	[11/2035]	[AAA/Aaa]
1-A4 (5)	[$28,769,000]	1mL + [TBD]%	[18.84%]	[19.19%]	[11/2035]	[AAA/Aaa]
1-A5	[$32,889,000]	1mL + [TBD]%	[8.84%]	[9.19%]	[11/2035]	[AAA/Aaa]
2-A1	[$161,058,000]	[TBD]%	[18.84%]	[19.19%]	[11/2035]	[AAA/Aaa]
2-A2	[$17,895,000]	[TBD]%	[8.84%]	[9.19%]	[11/2035]	[AAA/Aaa]
1-AX(4) (5)	[$126,276,134]	[0.75%] (5)	N/A	N/A	[10/2008]	[AAA/Aaa]
M1(5)	[$26,573,492]	1mL + [TBD]%	[4.07%]	[4.42%]	[11/2035]	[TBD]
M2 (5)	[$12,200,408]	1mL + [TBD]%	[1.88%]	[2.23%]	[11/2035]	[TBD]
M3 (5)	[$10,473,410]	1mL + [TBD]%	[0.00%]	[0.35%]	[11/2035]	[TBD]

(1)

Each Class of Certificates, other than the Class 1-AX, Class 2-A1 and Class 2-A2 Certificates, will accrue interest at a rate of One Month LIBOR plus a specified spread subject to the applicable Net Funds Cap.  The spread on the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 Certificates will increase to 2 times the stated spread for such class on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Pool 1 Net Funds Cap. For each Distribution Date occurring before October 2010, the interest rate on the Class 2-A1 and Class 2-A2 Certificates will increase by 0.50% for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Pool 2 Net Funds Cap.  The margin on the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Subordinate Net Funds Cap.  After the Distribution Date in [October 2010], the fixed interest coupon on the Class 2-A1 and Class 2-A2 Certificates will convert to a variable rate coupon and accrue interest at a rate of One Month LIBOR + [1.50]%, subject to the Pool 2 Net Funds Cap.  One Month LIBOR for the first accrual period will be determined two business days prior to the Closing Date.

(2)

Initial credit support (“C/E”) for a class equals (i) the percentage of the certificates subordinate to such class plus (ii) the initial overcollateralization (“O/C”) amount.  The initial O/C amount on the Closing Date will equal 0.00% of the Cut-Off Date collateral balance.  Rating levels are subject to final approval.

(3)

Assumes Initial O/C of 0.00% has been built to reach the O/C Target.  The O/C Target is 0.35% of the October 1, 2005 collateral balance (the “Cut-Off Date Balance”).

(4)

The Class 1-AX Certificates will be interest only certificates and will not be entitled to any distributions of principal.  The Class 1-AX Certificates will accrue interest on a notional balance that on any distribution date will equal [35%] of the balance of the [Pool 1 Mortgage Loans] for each Distribution Date.  The Class 1-AX Certificates will accrue interest at a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the [Subordinate Net Funds Cap] less (ii) the Weighted Average Bond Coupon.  After the 36th Distribution Date, the Class 1-AX Certificates will no longer be entitled to distributions of any kind.

(5)

The Class 1-A1, 1-A3, 1-A4, 1-AX and the Class M1, Class M2 and Class M3 Certificates are not offered hereby.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

DEAL OVERVIEW

•

The issuer will be Lehman XS Trust 2005-6 and the transaction will be found on Bloomberg under the symbol “LXS”.

•

The mortgage loans to be included in the trust fund will be divided into two pools (“Pool 1” and “Pool 2”).

➢

Pool 1 will consist of 2-year (2/28) hybrid ARMs (28.29%), 6-month LIBOR non-hybrid ARMs (19.72%), 3-year hybrid (3/1 and 3/27) ARMs (50.71%) and 1-year LIBOR non-hybrid ARMs (1.28%).

➢

Pool 2 will consist of 100% 5-year hybrid (5/25) ARMs.

•

Distributions of interest and principal on the Senior Certificates identified with a “1-” in their class designation will be primarily based on collections from the Pool 1 mortgage loans.

•

Distributions of interest and principal on the Senior Certificates identified with a “2-” in their class designation will be primarily based on collections from the Pool 2 mortgage loans.

•

Distributions on the Subordinate Certificates will be will be based on collections from both mortgage pools.

•

The Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class M1, Class M2 and Class M3 Certificates will have the benefit of cash payments (if any) received under an interest rate cap agreement (the “Cap Agreement”) commencing on the Distribution Date in [November 2005) through the Distribution Date in [October 2008] (month [36]).  The Cap Agreement is intended to mitigate the basis risk that could result from (a) the mismatch between the rate adjustment frequency on the mortgage loans that adjust on a semi-annual or annual basis and the One Month LIBOR index on the Certificates and (b) the difference between the interest rates on the Certificates and the weighted average Net Rate of the Pool 1 or Pool 2 Mortgage Loans, as applicable, that have an initial fixed interest rate period (the “Hybrid ARMs”).

•

10% Optional Termination: The transaction may be called by ALS on any Distribution Date after the aggregate outstanding mortgage balance is less than 10% of the Cut-Off Date balance.

CREDIT ENHANCEMENT

•

Credit enhancement for the benefit of the Certificateholders will be provided by (1) Excess Interest, (2) Overcollateralization, and (3) Subordination.

•

Losses from both pools that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates the Class M2 Certificates the Class M1 Certificates, and then, in the case of Pool 1 losses, to the Class 1-A1, 1-A2, 1-A3, 1-A4 and 1-A5 Certificates on a pro-rata basis (provided however that losses that would otherwise reduce the principal amount of the Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates will first reduce the principal amount of the Class 1-A5 Certificates until the principal amount of the Class 1-A5 Certificates has been reduced to zero) and, in the case of Pool 2 losses, to the Class 2-A1 and 2-A2 Certificates on a pro-rata basis (provided however that losses that would otherwise reduce the principal amount of the Class 2-A1 Certificates will first reduce the principal amount of the Class 2-A2 Certificates until the principal amount of the Class 2-A2 Certificates has been reduced to zero).  Any Applied Loss Amounts allocated to the Certificates will become Deferred Amounts. The allocation of losses to a class will result in a write-down of its principal amount and is referred to as an “Applied Loss Amount.”

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

STRUCTURE

Principal

•

Subordinate Certificates will be locked-out from distributions of principal until the earlier of (1) the later of (a) the first 36 Distribution Dates or (b) until the Senior Enhancement Percentage is greater than [18.38%] or (2) the Distribution Date on which the Class A Certificates have been reduced to zero (the “Stepdown Date”).

•

On or after the Stepdown Date, provided a Trigger Event (as described on page 5) is not in effect, principal will be distributed to the Class A Certificates until the targeted enhancement percentage has been reached.  Once the targeted enhancement percentage has been reached, all principal will then be allocated sequentially to the Subordinate Certificates so that the credit enhancement behind each class equals two times the respective initial enhancement percentage for such class.

Interest

•

The Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 Certificates will accrue interest at the rate of One Month LIBOR plus a specified margin, subject to the Pool 1 Net Funds Cap.

•

The Class 2-A1 and Class 2-A2 Certificates will accrue interest at a fixed rate until the Distribution Date in [October 2010].  Thereafter, the Class 2-A1 and Class 2-A2 Certificates will accrue interest at One Month LIBOR + [1.50]%, subject to the Pool 2 Net Funds Cap.

•

The margin on the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 Certificates will increase to 2 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Pool 1 Net Funds Cap.  For each Distribution Date occurring before October 2010, the interest rate on the Class 2-A1 and Class 2-A2 Certificates will increase by 0.50% for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Pool 2 Net Funds Cap.  The margin on the Class M1, Class M2 and Class M3 Certificates will increase to 1.5 times the stated margin for such classes on each Distribution Date occurring after the date on which the 10% Optional Termination may be exercised, subject to the Subordinate Net Funds Cap.

•

Basis risk shortfalls will be paid on future Distribution Dates with interest on unpaid interest, to the extent of funds available, after all current interest has been paid on each class of certificates.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Subordination of Subordinate Certificates

Priority of Payment The O/C target of 0.35% will be the O/C floor. [ARROW DOWN]

Class A & Class 1-AX (1) (2)

Initial Enhancement Pct. (8.84%)

Subordinate

Certificates

(Class M1)

Initial Enhancement Pct. (4.07%)

Subordinate

Certificates

(Class M2)

Initial Enhancement Pct. (1.88%)

Subordinate

Certificates

(Class M3)

Initial Enhancement Pct. (0.00%)

Overcollateralization

Initial upfront (0.00%)

Target (0.35%)

Order of Loss Allocation The Subordinate Certificates are subject to a lock-out period until the Stepdown Date with respect to principal payments. [ARROW UP]

(1)

The Interest-Only Class 1-AX is not entitled to distributions of principal.

(2)

The Class 1-A1, Class 1-A2, Class 1-A3 and Class 1-A4 Certificates have the support of the Class 1-A5 Certificates, as described  herein,  and have an initial enhancement percentage of  [18.84]%.  The Class 2-A1 Certificates have the support of the Class 2-A2 Certificates, as described herein,  and have an initial  enhancement percentage of  [18.84]%.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

SUMMARY OF TERMS

Cut-off Date:

October 1, 2005

Settlement Date:

October 31, 2005

Distribution Date:

25th of each month, commencing in November 2005

Issuer:

Lehman XS Trust 2005-6 (“LXS”)

Trustee:

[TBD]

Master Servicer:

Aurora Loan Services LLC (“ALS”)

Certificates:

“Senior Certificates”:   Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1, Class 2-A2 and Class 1-AX Certificates

“Class A Certificates”: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1 and Class 2-A2 Certificates

“Pool 1 Senior Certificates”: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 Certificates

“Pool 2 Senior Certificates”: Class 2-A1 and Class 2-A2 Certificates

 “Subordinate Certificates”:   Class M1, Class M2 and Class M3 Certificates

“Class M Certificates”: Class M1, Class M2 and Class M3 Certificates

“Interest Only Certificates”: Class 1-AX Certificates

“Certificates”: Senior and Subordinate Certificates

Offered Certificates:

The Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 2-A1 and Class 2-A2 Certificates.

Master Servicer Fee:

The Master Servicer will be paid a monthly fee (the ‘‘Master Servicing Fee’’) equal to the investment earnings derived from principal and interest collections received on the Mortgage Loans on deposit in the Collection Account, established by the Master Servicer, and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Day Count:

30/360 for the Class 1-AX and the Pool 2 Senior Certificates; Actual/360 for the Pool 1 Senior Certificates and the Subordinate Certificates

Accrual Period:

The “Accrual Period” applicable to each class of Certificates, except the Class 1-AX and the Pool 2 Senior Certificates, with respect to each Distribution Date will be the period beginning on the immediately preceding Distribution Date (or October 25th in the case of the first Distribution Date) and ending on the day immediately preceding the related Distribution Date.  The “Accrual Period” for the Class 1-AX and Pool 2 Senior Certificates will be the calendar month preceding the month of the Distribution Date.

Delay Days:

Zero Delay for the Pool 1 Senior Certificates and the Subordinate Certificates; 24 Day Delay for the Class 1-AX and Pool 2 Senior Certificates.

Collection Period:

The “Collection Period” with respect to any Distribution Date is the one month period beginning on the second day of the calendar month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs (i.e.: 2nd day of prior month through 1st day of month of such distribution).

Registration:

All the Senior and Subordinate Certificates are book-entry form through DTC.

Minimum Denomination:

Minimum $25,000; increments $1 in excess thereof for the Class A Certificates,  $100,000 with increments of $1 in excess thereof for the Subordinate Certificates and $1,000,000 minimum notional amount with increments of $1 for the Interest-Only Certificates.

Tax Status:

REMIC for Federal income tax purposes.

SMMEA Eligibility:

The Offered Senior Certificates will be SMMEA eligible.

ERISA Eligibility:

The Senior and Subordinate Certificates are expected to be ERISA eligible.

Trigger Event:

A “Trigger Event” will be in effect with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Delinquency Event:

A “Delinquency Event” will be in effect with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds [TBD%] of the Senior Enhancement Percentage for such Distribution Date.

Rolling Three Month

Delinquency Rate:

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

Delinquency Rate:

The “Delinquency Rate” for any month will be, generally, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.

Cumulative Loss Trigger

Event:

A “Cumulative Loss Trigger Event” will have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Principal Balance, exceeds the applicable percentages described below with respect to such Distribution Date:

Month	Distribution Date	Loss Percentage
37-48	November 2008 to October 2009	[TBD%]
49-60	November 2009 to October 2010	[TBD%]
61-72	November 2010 to October 2011	[TBD%]
73+	November 2011 and thereafter	[TBD%]

Targeted Percentages:

After the Stepdown Date and if a Trigger Event is not in effect, the classes should be paid down so that their balances conform to the following percentages of the ending collateral balance for each Distribution Date:

Class	Target Percent
A	[81.62%]
M1	[91.16%]
M2	[95.54%]
M3	[99.30%]

For the Class A Certificates, the target balance is approximately [81.62%] of the ending collateral balance.  For the Class  M1 Certificates, the target balance is met when the aggregate balance of the Class A and the Class  M1 Certificates is approximately [91.16%] of the ending collateral balance.  For the Class  M2 Certificates, the target balance is met when the aggregate balance of the Class A, Class M1 and the Class M2 Certificates is approximately [95.54%] of the ending collateral balance.  For the Class M3 Certificates, the target balance is met when the aggregate balance of the Class A, Class M1, Class M2 and the Class M3 Certificates is approximately [99.30%] of the ending collateral balance.  Prior to the Stepdown Date or when a Trigger Event is in effect, the classes will be paid down sequentially until the aggregate certificate principal balance equals the Target Amount.

Pool 1 Net Funds Cap:

The “Pool 1 Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from Pool 1 for such date and (2) 12, and the denominator of which is the balance of the Pool 1 Mortgage Loans for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.  The Pool 1 Net Funds Cap will be applicable for the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4 and Class 1-A5 Certificates.  For calculation of the interest rate for the Class 1-AX Certificates, (b) above will be equal to 1.

Pool 2 Net Funds Cap:

The “Pool 2 Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to a fraction, expressed as a percentage, the numerator of which is the product of (1) the interest remittance amount from Pool 2 for such date and (2) 12, and the denominator of which is the balance of the Pool 2 mortgage loans for the immediately preceding Distribution Date.  The Pool 2 Net Funds Cap will be applicable for the Class 2-A1 and Class 2-A2 Certificates.

Subordinate Net Funds Cap:

The “Subordinate Net Funds Cap” with respect to each Distribution Date will be an annual rate equal to the weighted average of (a) the Pool 1 Net Funds Cap and (b) the product of the Pool 2 Net Funds cap and a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date, weighted based on the Pool 1 Group Subordinate Amount and the Pool 2 Group Subordinate amount, respectively. The Subordinate Net Funds Cap will be applicable for the Class M1, Class M2 and Class M3 Certificates.

Group Subordinate Amount :

The “Group Subordinate Amount” with respect to either Mortgage Pool and any Distribution Date will equal the excess, if any, of the balance of the mortgage loans in the Mortgage Pool for the immediately preceding Distribution Date over the sum of the principal balance of the senior certificates (other than the Class 1-AX Certificates) related to that Mortgage Pool immediately prior to the Distribution Date.

Basis Risk Shortfall:

To the extent that the coupons on the Pool 1 and Pool 2 Senior Certificates, and the Subordinate Certificates are limited by their respective Net Funds Cap, that class will have a “Basis Risk Shortfall” and will be entitled to the amount.  If such amounts are not paid back in the period in which they occur, interest will accrue on the balance of the Basis Risk Shortfall at the coupon for such class, calculated without respect to the applicable Net Funds Cap.

Weighted Average

  Bond Coupon:

The “Weighted Average Bond Coupon” with respect to each Distribution Date will be an annual rate equal to (a) the sum of (i) the product of the beginning balance of the Class 1-A1 Certificates and the coupon on the Class 1-A1 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (ii) the product of the beginning balance of the Class 1-A2 Certificates and the coupon on the Class 1-A2 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iii) the product of the beginning balance of the Class 1-A3 Certificates and the coupon on the Class 1-A3 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (iv) the product of the beginning balance of the Class 1-A4 Certificates and the coupon on the Class 1-A4 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (v) the product of the beginning balance of the Class 1-A5 Certificates and the coupon on the Class 1-A5 Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, (vi) the product of the beginning balance of the Class 2-A1 Certificates and the coupon on the Class 2-A1 Certificates, (vii) the product of the beginning balance of the Class 2-A2 Certificates and the coupon on the Class 2-A2 Certificates, (viii) the product of the Group Subordinate Amount for Pool 1 and Pool 2 and the weighted average Interest Rate on the Subordinate Certificates and the actual number of days in the Accrual Period related to such Distribution Date divided by 30, divided by (b) the aggregate beginning balance of the Pool 1 and Pool 2 Mortgage Loans for such Distribution Date.

Class 1-AX Certificates:

The Class 1-AX Certificates will accrue interest a rate equal to the lesser of (a) [0.75%] per annum and (b) the excess, if any, of (i) the [Subordinate Net Funds Cap] less (ii) the Weighted Average Bond Coupon.  The Class 1-AX Certificates will be paid interest pro rata with the other Pool 1 Senior Certificates at the beginning of the waterfall.  However, to the extent that the coupon of the Class 1-AX Certificates is limited by the excess, if any, of the [Subordinate Net Funds Cap] over the Weighted Average Bond Coupon, the Class 1-AX Certificates will not be entitled to reimbursement for such shortfall.

The Class 1-AX Certificates will not forfeit interest payments to help cover Basis Risk Shortfalls remaining from previous periods on the Pool 1 Senior Certificates, the Pool 2 Senior Certificates or the Class M1, Class M2 and Class M3 Certificates.

Interest Rate Cap:

The Pool 1 Senior Certificates will have a cap agreement purchased by the Trust to (i) protect the LIBOR Certificates against interest rate risk from upward movement in One Month LIBOR and (ii) diminish basis risk associated with respect to (a) the mismatch between the rate adjustment frequency on the Mortgage Loans that adjust on a semi-annual or annual basis and the index on the Pool 1 Senior Certificates or Subordinate Certificates and (b) the mismatch between the weighted average net coupon of the Pool 1 or Pool 2 Mortgage Loans, as applicable, with initial fixed interest rate period and the index on the Pool 1 Senior Certificates or Subordinate Certificates.

On each Distribution Date, the cap provider will make payments equal to the product of (a) the cap agreement notional balance for that month, (b) the excess of (i) One Month LIBOR over (ii) the variable strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.  For purposes of calculating cap payments, the cap agreement notional balance will be limited by the aggregate outstanding balance of the Pool 1 Senior Certificates.  However, any cash that the trust receives from the cap agreements that is not allocated to the classes is still property of the trust and will be allocated to the Class X.

Month	Approximate Notional Balance ($)	Variable Strike Rate(%)	Month	Approximate Notional Balance ($)	Variable Strike Rate(%)
1	378,141,831.00	5.0000	19	236,081,668.55	4.8784
2	374,419,128.67	5.0000	20	227,525,989.56	4.8807
3	369,952,130.93	5.0000	21	219,173,483.40	4.9064
4	364,778,077.87	5.0000	22	210,992,495.35	4.9134
5	359,190,631.27	5.0000	23	202,995,206.76	4.9180
6	352,842,866.38	5.0000	24	195,191,204.09	4.9222
7	345,754,767.92	5.0000	25	186,379,949.13	4.8932
8	337,958,738.40	4.8406	26	178,054,172.17	4.9005
9	329,519,990.03	4.8543	27	170,094,722.57	4.9071
10	320,471,145.03	4.8682	28	162,569,902.12	4.9130
11	310,850,460.57	4.8839	29	155,437,365.69	4.9189
12	300,875,071.86	4.8924	30	148,648,700.14	4.9248
13	291,084,337.56	4.8933	31	142,878,157.25	4.9306
14	281,473,169.51	4.8946	32	137,369,185.29	4.9365
15	272,037,253.38	4.9436	33	132,039,829.92	4.9424
16	262,796,885.71	4.8748	34	126,951,649.12	4.9483
17	253,747,645.90	4.8724	35	122,077,027.85	4.9542
18	244,806,837.36	4.8763	36	116,913,623.77	4.9601

The Cap Agreement will have a variable strike rate and a variable cap agreement notional balance.  As previously described above, the cap agreement notional balance will be limited to the aggregate balance of the Pool 1 Senior Certificates and the Subordinate Certificates.  The table below shows the variable strike rate and cap agreement notional balance.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Interest Payment Priority:

The aggregate Interest Remittance Amount for each Distribution Date will be allocated in the following priority:

1.)

To pay fees: Servicing Fee and Mortgage Insurance Fee;

2.)

To pay Current Interest and Carryforward Interest to the Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5 and Class 1-AX Certificates from Group 1 Interest on a pro rata basis;

3.)

To pay Current Interest and Carryforward Interest to the Class 2-A1 and Class 2-A2 Certificates from Group 2 Interest on a pro rata basis;

4.)

To pay Current Interest and Carryforward Interest to the Senior Certificates on a pro rata basis to the extent not paid above;

5.)

To pay Current Interest and Carryforward Interest to the Class M1, M2 and M3 Certificates, sequentially and in that order;

6.)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

7.)

Any interest remaining after the application of (1) through (6) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

8.)

From Pool 1 monthly excess interest, to pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class 1-A1, 1-A2, 1-A3, Class 1-A4 and 1-A5 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

9.)

From Pool 2 monthly excess interest to pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class 2-A1 and Class 2-A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

10.)

To pay sequentially to the Class M1, M2 and M3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts;

11.)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the Class 1-A1, 1-A2, 1-A3, 1-A4, 1-A5, 2-A1 and 2-A2 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts to the extent not paid above;

12.)

Concurrently, in proportion to their respective Deferred Amounts (and any interest accrued on such Deferred Amount), after giving effect to distributions described above on such Distribution Date, to each of the Class A Certificates, any applicable Deferred Amount and any interest accrued on such Deferred Amount for each such class and such Distribution Date;

13.)

Concurrently, in proportion to their respective Deferred Amounts, after giving effect to distributions described above on such Distribution Date, to each class of the Class M Certificates, any applicable Deferred Amount for each such class and such Distribution Date and;

14.)

   To pay remaining amounts to the holder of the Class X Certificate.

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

COLLATERAL SUMMARY  - POOL 1

LXS 2005-6 –Collateral Summary as of Cut-off Date – Pool 1

Total Number of Loans	1,369	Occupancy Status
Total Outstanding Loan Balance	$360,788,955	Primary Home	58.14%
Average Loan Principal Balance	$263,542	Investment	36.14%
Percentage of loans with Prepayment Penalties	37.79%	Second Home	5.73%
Weighted Average Coupon	6.602%
Weighted Average Margin	3.813%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)	358	(Other states account individually for less than
Weighted Average Loan Age (mo.)	2	5% of the Cut-off Date principal balance.)
Original LTV >80 and no MI (whole pool)	0.27%	CA	31.49%
Weighted Average Original LTV	76.81%	FL	16.55%
Non-Zero Weighted Average FICO	715	AZ	9.95%
Percentage of Loans with IO Terms	83.46%	VA	6.75%
		MD	5.60%

		Lien Position
		First	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics - Pool 1
Collateral characteristics are listed below as of the Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	22	$919,826.82	0.25%
50,000.01 - 100,000.00	200	15,474,213.37	4.29
100,000.01 - 150,000.00	234	29,586,613.74	8.20
150,000.01 - 200,000.00	207	36,387,688.56	10.09
200,000.01 - 250,000.00	165	36,898,629.84	10.23
250,000.01 - 300,000.00	115	31,358,230.60	8.69
300,000.01 - 350,000.00	87	28,410,996.05	7.87
350,000.01 - 400,000.00	97	36,495,427.99	10.12
400,000.01 - 450,000.00	60	25,523,392.02	7.07
450,000.01 - 500,000.00	42	19,959,590.42	5.53
500,000.01 - 550,000.00	36	18,780,794.55	5.21
550,000.01 - 600,000.00	31	17,844,730.00	4.95
600,000.01 - 650,000.00	25	15,849,026.90	4.39
650,000.01 - 700,000.00	4	2,777,950.00	0.77
700,000.01 - 750,000.00	6	4,367,621.30	1.21
750,000.01 - 800,000.00	4	3,105,620.00	0.86
800,000.01 - 850,000.00	1	812,500.00	0.23
850,000.01 - 900,000.00	4	3,541,000.00	0.98
900,000.01 - 950,000.00	1	920,000.00	0.25
950,000.01 - 1,000,000.00	17	16,830,102.44	4.66
1,000,000.01 >=	11	14,945,000.00	4.14
Total:	1,369	$360,788,954.60	100.00%

Min.: $25,584
Max: $2,000,000.
Avg.: $263,542

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
3.501 - 4.000	1	$240,000.00	0.07%
4.001 - 4.500	5	1,714,931.69	0.48
4.501 - 5.000	28	9,754,382.55	2.70
5.001 - 5.500	78	27,316,470.74	7.57
5.501 - 6.000	224	66,104,480.96	18.32
6.001 - 6.500	298	86,783,741.46	24.05
6.501 - 7.000	295	71,974,202.15	19.95
7.001 - 7.500	176	38,509,784.59	10.67
7.501 - 8.000	140	30,821,060.19	8.54
8.001 - 8.500	117	25,957,200.27	7.19
8.501 - 9.000	6	1,432,700.00	0.40
9.001 - 9.500	1	180,000.00	0.05
Total:	1,369	$360,788,954.60	100.00%

Min.: 3.750%
Max: 9.250%
Weighted Avg.: 6.602%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	1,369	$360,788,954.60	100.00%
Total:	1,369	$360,788,954.60	100.00%

Min.: 360
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	1,369	$360,788,954.60	100.00%
Total:	1,369	$360,788,954.60	100.00%

Min: 317
Max: 360
Weighted Avg.: 358

Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	292	$59,663,916.61	16.54%
36	5	1,912,000.00	0.53
60	708	167,882,714.93	46.53
120	364	131,330,323.06	36.40
Total:	1,369	$360,788,954.60	100.00%

Non-Zero Min: 36
Max: 120
Non-Zero Weighted Avg.: 86

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
10.01 - 20.00	1	$85,000.00	0.02%
20.01 - 30.00	3	275,869.49	0.08
30.01 - 40.00	4	932,191.28	0.26
40.01 - 50.00	17	5,659,506.00	1.57
50.01 - 60.00	29	11,249,795.24	3.12
60.01 - 70.00	131	49,402,393.56	13.69
70.01 - 80.00	1,127	282,378,507.84	78.27
80.01 - 90.00	50	9,453,311.55	2.62
90.01 - 100.00	7	1,352,379.64	0.37
Total:	1,369	$360,788,954.60	100.00%

Min.: 18.94%
Max: 95.00%
Weighted Avg: 76.81%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date
FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
N/A	7	$635,434.28	0.18%
600 - 619	4	1,034,438.86	0.29
620 - 639	61	16,778,723.89	4.65
640 - 659	68	18,083,520.79	5.01
660 - 679	156	42,690,123.77	11.83
680 - 699	272	67,355,016.22	18.67
700 - 719	216	57,215,940.53	15.86
720 - 739	173	43,830,384.80	12.15
740 - 759	166	47,061,697.90	13.04
760 - 779	135	33,847,529.41	9.38
780 - 799	78	23,807,760.49	6.60
800 - 819	32	8,138,383.66	2.26
840 - 859	1	310,000.00	0.09
Total:	1,369	$360,788,954.60	100.00%

Non-Zero Min.: 601
Max.: 842
Non-Zero Weighted Avg.: 715

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance	%
Purchase	1,185	$295,249,185.40	81.83%
Cash Out Refinance	143	55,713,380.58	15.44
Rate/Term Refinance	41	9,826,388.62	2.72
Total:	1,369	$360,788,954.60	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	738	$199,903,028.32	55.41%
PUD	283	81,502,005.83	22.59
Condo	243	51,766,814.44	14.35
2 Family	55	12,766,410.32	3.54
4 Family	28	8,775,610.23	2.43
3 Family	20	5,314,653.91	1.47
Condotel	2	760,431.55	0.21
Total:	1,369	$360,788,954.60	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2/28 ARM (Libor)	445	$102,074,519.86	28.29%
3/27 ARM (Libor)	610	157,521,227.51	43.66
6 Month Libor ARM	177	71,146,183.43	19.72
3/1 ARM (CMT)	32	8,040,526.67	2.23
3/1 ARM (Libor)	97	17,395,594.14	4.82
1 Year ARM (Libor)	8	4,610,902.99	1.28
Total:	1,369	$360,788,954.60	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
California	274	$113,615,872.25	31.49%
Florida	269	59,720,054.37	16.55
Arizona	157	35,911,577.40	9.95
Virginia	93	24,365,013.42	6.75
Maryland	75	20,206,840.09	5.60
Nevada	47	12,583,005.61	3.49
New York	21	12,295,787.80	3.41
Illinois	34	8,011,155.18	2.22
Colorado	37	7,972,978.21	2.21
Texas	57	7,205,598.15	2.00
Other	305	58,901,072.12	16.33
Total:	1,369	$360,788,954.60	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6 Month Libor (1st Business Day)	1,232	$330,741,930.80	91.67%
1 Year Libor (WSJ/1 Mo Lead)	105	22,006,497.13	6.10
1 Year CMT (Weekly)	32	8,040,526.67	2.23
Total:	1,369	$360,788,954.60	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AURORA LOAN SERVICES LLC	1,228	$326,966,570.66	90.63%
BANK OF AMERICA	14	8,588,210.89	2.38
BAY CAPITAL	7	1,699,709.17	0.47
GMAC	1	240,000.00	0.07
LOANCITY	7	2,271,200.00	0.63
OHIO SAVINGS	110	20,163,442.58	5.59
SOUTHSTAR	1	124,000.00	0.03
WASHINGTON MUTUAL	1	735,821.30	0.20
Total:	1,369	$360,788,954.60	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	789	$224,435,415.94	62.21%
0.333	16	5,356,686.73	1.48
0.500	22	9,669,559.00	2.68
0.583	3	883,600.00	0.24
1.000	29	5,350,193.89	1.48
2.000	198	43,409,759.07	12.03
3.000	312	71,683,739.97	19.87
Total:	1,369	$360,788,954.60	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	710	$203,565,526.45	56.42%
Full	379	75,918,629.35	21.04
No Documentation	163	46,554,392.51	12.90
No Ratio	101	30,783,720.01	8.53
Stated	16	3,966,686.28	1.10
Total:	1,369	$360,788,954.60	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.001 - 2.500	307	$116,736,612.56	32.36%
2.501 - 3.000	124	33,741,414.43	9.35
3.001 - 3.500	24	6,363,265.57	1.76
3.501 - 4.000	94	23,003,831.53	6.38
4.001 - 4.500	1	400,000.00	0.11
4.501 - 5.000	813	179,055,448.20	49.63
5.001 - 5.500	1	147,580.57	0.04
5.501 - 6.000	2	857,000.00	0.24
6.001 - 6.500	1	144,000.00	0.04
6.501 - 7.000	2	339,801.74	0.09
Total:	1,369	$360,788,954.60	100.00%

Min: 2.250%
Max: 6.750%
Weighted Avg: 3.813%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.000	183	$72,560,892.60	20.11%
1.500	1	240,000.00	0.07
2.000	940	208,447,165.69	57.78
2.750	1	292,000.00	0.08
3.000	6	1,755,482.31	0.49
3.250	1	204,000.00	0.06
4.000	1	256,800.00	0.07
5.000	90	22,823,840.84	6.33
6.000	146	54,208,773.16	15.03
Total:	1,369	$360,788,954.60	100.00%

Min: 1.000%
Max: 6.000%
Weighted Avg: 2.597%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
1.000	282	$97,234,765.75	26.95%
1.500	1	240,000.00	0.07
2.000	1,086	263,314,188.85	72.98
Total:	1,369	$360,788,954.60	100.00%

Min: 1.000%
Max: 2.000%
Weighted Avg: 1.730%

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
9.501 - 10.000	1	$340,000.00	0.09%
10.001 - 10.500	6	2,074,501.73	0.57
10.501 - 11.000	31	11,268,303.85	3.12
11.001 - 11.500	95	32,259,875.70	8.94
11.501 - 12.000	237	67,993,469.55	18.85
12.001 - 12.500	318	90,248,699.30	25.01
12.501 - 13.000	294	72,342,092.26	20.05
13.001 - 13.500	148	31,792,351.75	8.81
13.501 - 14.000	126	27,349,560.19	7.58
14.001 - 14.500	108	24,086,700.27	6.68
14.501 - 15.000	4	755,000.00	0.21
15.501 - 16.000	1	278,400.00	0.08
Total:	1,369	$360,788,954.60	100.00%

Min: 10.000%
Max: 16.000%
Weighted Avg: 12.530%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.001 - 2.500	307	$116,736,612.56	32.36%
2.501 - 3.000	122	33,248,614.43	9.22
3.001 - 3.500	24	6,363,265.57	1.76
3.501 - 4.000	93	22,823,831.53	6.33
4.001 - 4.500	1	180,000.00	0.05
4.501 - 5.000	26	5,813,726.31	1.61
5.001 - 5.500	10	1,787,806.91	0.50
5.501 - 6.000	81	18,597,408.32	5.15
6.001 - 6.500	137	32,964,552.77	9.14
6.501 - 7.000	214	46,045,323.12	12.76
7.001 - 7.500	131	27,786,418.19	7.70
7.501 - 8.000	117	25,288,069.59	7.01
8.001 - 8.500	103	22,659,925.30	6.28
8.501 - 9.000	3	493,400.00	0.14
Total:	1,369	$360,788,954.60	100.00%

Min: 2.250%
Max: 8.625%
Weighted Avg: 4.805%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 1 (continued)
Collateral characteristics are listed below as of the Cut-Off Date
Next Rate Adjustment Date
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2005-11	3	$958,000.00	0.27%
2005-12	4	1,163,000.00	0.32
2006-01	9	3,170,881.38	0.88
2006-02	14	4,044,809.23	1.12
2006-03	87	33,317,281.12	9.23
2006-04	61	29,228,033.00	8.10
2006-07	2	1,099,221.57	0.30
2006-08	2	1,411,681.42	0.39
2006-09	4	2,100,000.00	0.58
2006-11	1	420,000.00	0.12
2007-04	3	829,543.00	0.23
2007-05	1	135,550.17	0.04
2007-06	9	2,018,251.12	0.56
2007-07	14	4,385,783.86	1.22
2007-08	63	14,452,725.89	4.01
2007-09	232	54,654,527.52	15.15
2007-10	175	38,291,547.71	10.61
2007-11	8	1,878,818.67	0.52
2007-12	9	1,620,560.52	0.45
2008-01	12	1,518,288.37	0.42
2008-02	21	5,510,092.49	1.53
2008-03	25	4,252,069.41	1.18
2008-04	17	3,611,983.33	1.00
2008-05	15	4,035,295.77	1.12
2008-06	30	5,902,977.77	1.64
2008-07	39	10,468,371.99	2.90
2008-08	90	23,956,664.08	6.64
2008-09	242	62,856,110.21	17.42
2008-10	177	43,496,885.00	12.06
Total:	1,369	$360,788,954.60	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Summary  - Pool 2

LXS 2005-6 –Collateral Summary as of Cut-off Date – Pool 2

Total Number of Loans	923	Occupancy Status
Total Outstanding Loan Balance	$196,307,320	Primary Home	47.68%
Average Loan Principal Balance	$212,684	Investment	45.67%
Percentage of loans with Prepayment Penalties	57.71%	Second Home	6.65%
Weighted Average Coupon	6.854%
Weighted Average Margin	2.748%
Weighted Average Original Term (mo.)	360	Geographic Distribution
Weighted Average Remaining Term (mo.)	358	(Other states account individually for less than
Weighted Average Loan Age (mo.)	2	5% of the Cut-off Date principal balance.)
Original LTV >80 and no MI (whole pool)	0.51%	AZ	14.44%
Weighted Average Original LTV	77.64%	FL	14.02%
Weighted Average FICO	695	CA	11.26%
Percentage of Loans with IO Terms	98.09%	WA	7.24%
		NV	5.57%
		CO	5.53%

		Lien Position
		First	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics - Pool 2
Collateral characteristics are listed below as of the Cut-Off Date

Scheduled Principal Balances
($)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
0.01 - 50,000.00	8	$343,415.00	0.17%
50,000.01 - 100,000.00	85	6,956,042.18	3.54
100,000.01 - 150,000.00	237	29,955,974.97	15.26
150,000.01 - 200,000.00	197	34,444,943.44	17.55
200,000.01 - 250,000.00	138	31,051,462.21	15.82
250,000.01 - 300,000.00	119	32,783,658.00	16.70
300,000.01 - 350,000.00	57	18,560,480.18	9.45
350,000.01 - 400,000.00	39	14,570,723.00	7.42
400,000.01 - 450,000.00	10	4,287,605.11	2.18
450,000.01 - 500,000.00	11	5,244,700.00	2.67
550,000.01 - 600,000.00	5	2,898,507.50	1.48
600,000.01 - 650,000.00	9	5,658,724.00	2.88
700,000.01 - 750,000.00	3	2,208,425.00	1.12
750,000.01 - 800,000.00	1	768,000.00	0.39
850,000.01 - 900,000.00	1	860,000.00	0.44
950,000.01 - 1,000,000.00	2	1,969,659.00	1.00
1,000,000.01 >=	1	3,745,000.00	1.91
Total:	923	$196,307,319.59	100.00%

Min.: $26,910
Max: $3,745,000
Avg.: $212,684

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Mortgage Rates
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5.001 - 5.500	5	$1,078,926.00	0.55%
5.501 - 6.000	122	27,731,526.48	14.13
6.001 - 6.500	273	59,800,248.46	30.46
6.501 - 7.000	221	41,939,763.85	21.36
7.001 - 7.500	114	21,771,616.00	11.09
7.501 - 8.000	116	28,245,013.92	14.39
8.001 - 8.500	61	12,890,674.88	6.57
8.501 - 9.000	11	2,849,550.00	1.45
Total:	923	$196,307,319.59	100.00%

Min.: 5.500%
Max: 9.000%
Weighted Avg.: 6.854%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Original Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	923	$196,307,319.59	100.00%
Total:	923	$196,307,319.59	100.00%

Min.: 360
Max.: 360
Weighted Avg.: 360

Remaining Terms to Stated Maturity
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
301 - 360	923	$196,307,319.59	100.00%
Total:	923	$196,307,319.59	100.00%

Min: 352
Max: 360
Weighted Avg.: 358

Interest Only Term
(Months)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	17	$3,741,659.27	1.91%
60	9	1,840,413.70	0.94
120	897	190,725,246.62	97.16
Total:	923	$196,307,319.59	100.00%

Non-Zero Min: 60
Max: 120
Non-Zero Weighted Avg.: 119

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Original Loan-to-Value Ratio
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
20.01 - 30.00	1	$150,000.00	0.08%
30.01 - 40.00	1	745,500.00	0.38
40.01 - 50.00	4	1,457,950.00	0.74
50.01 - 60.00	12	3,022,050.00	1.54
60.01 - 70.00	76	21,392,732.00	10.90
70.01 - 80.00	821	168,376,108.62	85.77
80.01 - 90.00	7	958,728.97	0.49
90.01 - 100.00	1	204,250.00	0.10
Total:	923	$196,307,319.59	100.00%

Min.: 28.52%
Max: 95.00%
Weighted Avg: 77.64%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date
FICO Score
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
620 - 639	65	$15,193,925.18	7.74%
640 - 659	112	30,413,083.50	15.49
660 - 679	130	26,042,163.73	13.27
680 - 699	217	45,611,856.25	23.23
700 - 719	131	27,170,489.47	13.84
720 - 739	95	21,318,842.21	10.86
740 - 759	67	12,709,105.27	6.47
760 - 779	58	9,808,726.23	5.00
780 - 799	33	5,487,127.75	2.80
800 - 819	15	2,552,000.00	1.30
Total:	923	$196,307,319.59	100.00%

Min.: 620
Max.: 819
Weighted Avg.: 695

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Loan Purpose
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Purchase	765	$158,826,841.23	80.91%
Cash Out Refinance	124	29,313,378.36	14.93
Rate/Term Refinance	34	8,167,100.00	4.16
Total:	923	$196,307,319.59	100.00%

Property Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Single Family	467	$95,082,889.51	48.44%
PUD	258	62,187,994.93	31.68
Condo	77	14,322,752.15	7.30
4 Family	49	10,703,600.00	5.45
2 Family	55	10,597,983.00	5.40
3 Family	17	3,412,100.00	1.74
Total:	923	$196,307,319.59	100.00%

Product Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
5/25 ARM (Libor)	923	$196,307,319.59	100.00%
Total:	923	$196,307,319.59	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

States – Top 10
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Arizona	144	$28,355,079.44	14.44%
Florida	132	27,521,101.05	14.02
California	65	22,102,954.75	11.26
Washington	69	14,221,046.00	7.24
Nevada	44	10,940,870.00	5.57
Colorado	52	10,855,417.00	5.53
Utah	49	9,783,293.00	4.98
Virginia	36	9,370,654.00	4.77
Texas	45	7,445,216.74	3.79
Maryland	28	6,869,114.00	3.50
Other	259	48,842,573.61	24.88
Total:	923	$196,307,319.59	100.00%

Index
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
6 Month Libor (1st Business Day)	923	$196,307,319.59	100.00%
Total:	923	$196,307,319.59	100.00%

Originator
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
AURORA LOAN SERVICES LLC	923	$196,307,319.59	100.00%
Total:	923	$196,307,319.59	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Original Prepayment Penalty in Years
(Years)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
None	371	$83,024,253.31	42.29%
0.333	7	1,840,350.00	0.94
0.500	3	794,000.00	0.40
0.583	2	900,350.00	0.46
2.000	45	9,560,293.75	4.87
3.000	495	100,188,072.53	51.04
Total:	923	$196,307,319.59	100.00%

Documentation Type
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
Limited	506	$109,903,768.02	55.99%
Full	249	48,495,790.98	24.70
No Documentation	124	27,697,239.59	14.11
No Ratio	44	10,210,521.00	5.20
Total:	923	$196,307,319.59	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Gross Margin
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.001 - 2.500	6	$785,800.00	0.40%
2.501 - 3.000	917	195,521,519.59	99.60
Total:	923	$196,307,319.59	100.00%

Min: 2.250%
Max: 2.750%
Weighted Avg: 2.748%

Initial Periodic Rate Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.000	2	$305,910.55	0.16%
6.000	921	196,001,409.04	99.84
Total:	923	$196,307,319.59	100.00%

Min: 2.000%
Max: 6.000%
Weighted Avg: 5.994%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Subsequent Periodic Cap
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.000	923	$196,307,319.59	100.00%
Total:	923	$196,307,319.59	100.00%

Min: 2.000%
Max: 2.000%
Weighted Avg: 2.000%

Maximum Rate
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
11.001 - 11.500	5	$1,078,926.00	0.55%
11.501 - 12.000	123	27,884,326.48	14.20
12.001 - 12.500	273	59,766,448.46	30.45
12.501 - 13.000	220	41,820,763.85	21.30
13.001 - 13.500	114	21,771,616.00	11.09
13.501 - 14.000	116	28,245,013.92	14.39
14.001 - 14.500	61	12,890,674.88	6.57
14.501 - 15.000	11	2,849,550.00	1.45
Total:	923	$196,307,319.59	100.00%

Min: 11.500%
Max: 15.000%
Weighted Avg: 12.854%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date

Floor
(%)	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2.001 - 2.500	1	$152,800.00	0.08%
2.501 - 3.000	3	635,560.00	0.32
5.001 - 5.500	5	1,078,926.00	0.55
5.501 - 6.000	121	27,473,726.48	14.00
6.001 - 6.500	272	59,576,688.46	30.35
6.501 - 7.000	219	41,632,763.85	21.21
7.001 - 7.500	114	21,771,616.00	11.09
7.501 - 8.000	116	28,245,013.92	14.39
8.001 - 8.500	61	12,890,674.88	6.57
8.501 - 9.000	11	2,849,550.00	1.45
Total:	923	$196,307,319.59	100.00%

Min: 2.250%
Max: 9.000%
Weighted Avg: 6.840%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Collateral Characteristics – Pool 2 (continued)
Collateral characteristics are listed below as of the Cut-Off Date
Next Rate Adjustment Date
	# of Mortgage Loans	Principal Balance ($)	% of Pool Principal Balance
2010-02	2	$305,910.55	0.16%
2010-04	1	167,200.00	0.09
2010-05	5	900,206.21	0.46
2010-06	18	3,542,166.44	1.80
2010-07	95	19,077,121.07	9.72
2010-08	370	75,431,114.58	38.43
2010-09	396	81,107,319.74	41.32
2010-10	36	15,776,281.00	8.04
Total:	923	$196,307,319.59	100.00%

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.

Transaction Contacts

MBS Trading and Structuring	Khalil Kanaan	(212) 526-8320
	Brian Hargrave	(212) 526-8320
	Hemanth Nagaraj	(212) 526-8320
	Sandeep Bharatwaj	(212) 526-8320

MBS Banking	Joe Kelly	(212) 526-4274
	Brian Lin	(212) 526-0876
	Maxine Wolfowitz	(212) 526-2751

Investors are urged to read the final Prospectus Supplement and the related Prospectus, which will be filed with the Securities and Exchange Commission and may be accessed free of charge on the SEC’s web site, www.sec.gov.  A copy of the Prospectus Supplement and Prospectus will be provided by Lehman Brothers Inc. upon request.  Alternatively, if the offering is not registered under the Securities Act, investors should read the final Offering Memorandum.  (The Prospectus Supplement and Prospectus are referred to collectively, and the Offering Memorandum is referred to, as the "Offering Document").  The Offering Document contains important information about the offered securities that is not contained in these materials.  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  [[Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.]]  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof.